UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 1, 2011

NGAS Resources, Inc.
(Exact name of registrant as specified in its charter)

Province of British Columbia (State or other jurisdiction of incorporation)	0-12185 Commission File Number	Not Applicable (I.R.S. Employer Identification No.)

120 Prosperous Place, Suite 201
Lexington, Kentucky (Address of principal executive offices)	40509-1844 (Zip Code)
Registrant’s telephone number, including area code: (859) 263-3948
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2[b])

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4[c])

Item 8.01	Other Events
     Our consolidated financial statements for the year ended December 31, 2010 included in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2011 contained a “going concern” explanatory paragraph in the unqualified audit opinion received from our independent registered public accounting firm, Hall Kistler & Company LLP. Our ability to continue as a going concern is discussed in more detail in Note 2 to the consolidated financial statements included in the Form 10-K.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NGAS RESOURCES, INC.
	By:	/s/ William S. Daugherty
William S. Daugherty,
Date: March 4, 2011		President and Chief Executive Officer